--------------------------------------------------------------------------------
                                                        Monthly Operating Report
----------------------------------------------------
CASE NAME:       LIFELINE HOME HEALTH SERVICES, INC.         ACCRUAL BASIS
----------------------------------------------------
CASE NUMBER:     02-47981-DML
----------------------------------------------------

                         United States Bankruptcy Court

                           Northern District of Texas

                               Ft. Worth Division

                            Monthly Operating Report

                           Month Ending: March 31, 2003

I declare under penalty of perjury that I have examined the following monthly operating report (Accrual Basis -1 through Accrual Basis - 7) and the accompanying attachments and these documents are true, correct, and complete. Declaration of the preparer is based on all information of which preparer has any knowledge.

Responsible party:


/s/ J. MICHAEL POSS                                      President
---------------------------------------------          -------------------------
   Original Signature of Responsible Party                      Title


     J. MICHAEL POSS                                   as of March 20, 2003
---------------------------------------------          -------------------------
      Printed name of Responsible Party                         Date

Preparer:


/s/ J. MICHAEL POSS                                    CFO
---------------------------------------------          -------------------------
     Original Signature of Preparer                             Title


     J. MICHAEL POSS                                   as of March 20, 2003
---------------------------------------------          -------------------------
     Printed name of Preparer                                  Date

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

CASE NAME:       LIFELINE HOME HEALTH SERVICES, INC.          ACCRUAL BASIS - 1
--------------------------------------------------------------------------------
CASE NUMBER:     02-47981-DML                                 Page 1 of 2
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
COMPARATIVE BALANCE SHEET
                                                                        SCHEDULE         MONTH           MONTH           MONTH
ASSETS                                                                   AMOUNT         Jan. 2003      Feb. 2003       Mar. 2003
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
1    UNRESTRICTED CASH *                                              135,954.72       22,086.12       14,779.42        78,878.62
----------------------------------------------------------------------------------------------------------------------------------
2    RESTRICTED CASH
----------------------------------------------------------------------------------------------------------------------------------
3    TOTAL CASH                                                       135,954.72       22,086.12       14,779.42        78,878.62
----------------------------------------------------------------------------------------------------------------------------------
4    ACCOUNTS RECEIVABLE ( NET)                                       855,457.35      825,523.57      801,932.95       802,177.27
----------------------------------------------------------------------------------------------------------------------------------
5    INVENTORY
----------------------------------------------------------------------------------------------------------------------------------
6    NOTES RECEIVABLE                                                                  10,005.15       10,005.15        10,005.15
----------------------------------------------------------------------------------------------------------------------------------
7    PREPAID EXPENSES                                                  21,076.41       40,829.67       39,664.33        49,735.60
----------------------------------------------------------------------------------------------------------------------------------
8    OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------------------------
9    TOTAL CURRENT ASSETS                                           1,012,488.48      898,444.51      866,381.85       940,796.64
----------------------------------------------------------------------------------------------------------------------------------
10   PROPERTY PLANT & EQUIPMENT                                                        57,682.69       66,427.45        66,651.55
----------------------------------------------------------------------------------------------------------------------------------
11   LESS: ACCUMULATED DEPRECIATION / DEPLETION                                       (30,196.79)     (39,578.53       (40,536.52)
----------------------------------------------------------------------------------------------------------------------------------
12   NET PROPERTY PLANT EQUIPMENT                                      13,050.00       27,485.90       26,848.92        26,115.03
----------------------------------------------------------------------------------------------------------------------------------
13   DUE FROM INSIDERS
----------------------------------------------------------------------------------------------------------------------------------
14   OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)                      2.00
----------------------------------------------------------------------------------------------------------------------------------
15   OTHER (ATTACH LIST)  See ACCRUAL BASIS - 1 Page 2 of 2             6,575.78      465,112.77      458,443.18       400,869.92
----------------------------------------------------------------------------------------------------------------------------------
16   TOTAL ASSETS                                                   1,032,116.26    1,391,043.18    1,351,673.95     1,367,781.59
----------------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------------------------
17   ACCOUNTS PAYABLE                                                                  74,529.10      127,504.16       121,275.27
----------------------------------------------------------------------------------------------------------------------------------
18   TAXES PAYABLE
----------------------------------------------------------------------------------------------------------------------------------
19   NOTES PAYABLE
----------------------------------------------------------------------------------------------------------------------------------
20   PROFESSIONAL FEES
----------------------------------------------------------------------------------------------------------------------------------
21   SECURED DEBT
----------------------------------------------------------------------------------------------------------------------------------
22   OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------------------------
23   TOTAL POSTPETITION LIABILITIES                                                    74,529.10      127,504.16       121,275.27
----------------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------------------------
24   SECURED DEBT                                                   1,738,493.01    1,738,493.01    1,738,493.01     1,738,493.01
----------------------------------------------------------------------------------------------------------------------------------
25   PRIORITY DEBT                                                      5,255.34        5,255.34        5,255.34         5,255.34
----------------------------------------------------------------------------------------------------------------------------------
26   UNSECURED DEBT                                                   671,044.26      671,044.26      671,044.26       671,044.26
----------------------------------------------------------------------------------------------------------------------------------
27   OTHER (ATTACH LIST)                                                            1,199,828.66    1,199,828.66     1,199,828.66
------------------------------------------------------------------------------------------------------------------------------------
28   TOTAL PREPETITION LIABILITIES                                                  3,614,621.27    3,614,621.27     3,614,621.27
----------------------------------------------------------------------------------------------------------------------------------
29   TOTAL LIABILITIES                                                              3,689,150.37    3,742,125.43     3,614,621.27
----------------------------------------------------------------------------------------------------------------------------------
EQUITY
----------------------------------------------------------------------------------------------------------------------------------
30   PREPETITION OWNERS EQUITY                                                     (2,198,429.07)  (2,198,429.07)   (2,198,429.07)
----------------------------------------------------------------------------------------------------------------------------------
31   POST PETITION CUMULATIVE PROFIT OR (LOSS)                                        (99,678.12)    (192,022.41      (169,685.88)
----------------------------------------------------------------------------------------------------------------------------------
32   DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)
----------------------------------------------------------------------------------------------------------------------------------
33   TOTAL EQUITY                                                                  (2,298,107.19)  (2,390,451.48)    (2,368,114.95)
----------------------------------------------------------------------------------------------------------------------------------
34   TOTAL LIABILITIES & OWNERS EQUITY                                              1,391,043.18    1,351,673.95      1,367,781.59
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

 --------------------------------------------------
 CASE NAME:    LIFELINE HOME HEALTH SERVICES, INC.       ACCRUAL BASIS - 1
 --------------------------------------------------
                                                           Page 2 of 2
 --------------------------------------------------
 CASE NUMBER:    02-47981-DML
 --------------------------------------------------

                                             SCHEDULE        Jan. 2003         Feb. 2003        Mar. 2003
      Intercompany receivable                               448,311.26        439,424.19       385,180.13
      Security deposits                      6,575.78         6,575.78          6,575.78         6,104.96
      Utility deposits                                        4,116.00          4,701.00         4,691.00
      Advance payment to Medline                              2,109.73          5,587.09         1,908.10
      Advance payment to Staples                              4,000.00          2,155.12         2,985.73
         Total                               6,575.78       465,112.77        458,443.18       400,869.92


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

CASE NAME:       LIFELINE HOME HEALTH SERVICES, INC.        ACCRUAL BASIS - 2
------------------------------------------------------------------------------
CASE NUMBER:     02-47981-DML                                 Page 1 of 2
------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      MONTH            MONTH             MONTH         QUARTER
REVENUES                                                             Jan. 2003        Feb. 2003         Mar. 2003       TOTAL
------------------------------------------------------------------------------------------------------------------------------------
1     GROSS REVENUES                                                 370,350.13        335,059.64      381,791.85    1,087,201.62
------------------------------------------------------------------------------------------------------------------------------------
2     LESS: RETURNS & DISCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
3     NET REVENUE                                                    370,350.13        335,059.64      381,791.85    1,087,201.62
------------------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
------------------------------------------------------------------------------------------------------------------------------------
4     MATERIAL
------------------------------------------------------------------------------------------------------------------------------------
5     DIRECT LABOR                                                   131,144.02        118,512.52      110,154.85      359,811.39
------------------------------------------------------------------------------------------------------------------------------------
6     DIRECT OVERHEAD
------------------------------------------------------------------------------------------------------------------------------------
7     TOTAL COST OF GOODS SOLD                                       131,144.02        118,512.52      110,154.85      359,811.39
------------------------------------------------------------------------------------------------------------------------------------
8     GROSS PROFIT                                                   239,206.11        216,547.12      271,637.00      727,390.23
------------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
9     OFFICER / INSIDER COMPENSATION                                  15,416.67        15,416.67        10,416.67       41,250.00
-----------------------------------------------------------------------------------------------------------------------------------
10    SELLING AND MARKETING                                            3,193.77         3,287.96         4,857.97       11,339.70
-----------------------------------------------------------------------------------------------------------------------------------
11    GENERAL & ADMINISTRATIVE                                       192,856.35        214,832.66      231,325.77      639,014.78
-----------------------------------------------------------------------------------------------------------------------------------
12    RENT & LEASE                                                    41,898.73         23,155.72      (25,967.69)      39,086.76
-----------------------------------------------------------------------------------------------------------------------------------
13    OTHER (ATTACH LIST)                                             48,375.33         27,544.54       31,708.86      107,628.73
-----------------------------------------------------------------------------------------------------------------------------------
14    TOTAL OPERATING EXPENSES                                       301,740.85        284,237.55      252,341.58      838,319.98
-----------------------------------------------------------------------------------------------------------------------------------
15    INCOME BEFORE NON-OPERATING INCOME AND EXPENSE                 (62,534.74)       (67,690.43)      19,295.42     (110,929.75)
------------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
16    NON-OPERATING INCOME
------------------------------------------------------------------------------------------------------------------------------------
17    NON-OPERATING EXPENSE
------------------------------------------------------------------------------------------------------------------------------------
18    INTEREST EXPENSE                                                 9,685.16          8,792.78     (11,978.36)       18,477.94
------------------------------------------------------------------------------------------------------------------------------------
19    DEPRECIATION / DEPLETION                                         1,090.38            861.08         957.99         1,951.46
------------------------------------------------------------------------------------------------------------------------------------
20    AMORTIZATION
------------------------------------------------------------------------------------------------------------------------------------
21    OTHER (ATTACH LIST)                                                  0.00              0.00                            0.00
------------------------------------------------------------------------------------------------------------------------------------
22    NET OTHER INCOME & EXPENSE                                      10,775.54          9,653.86     (11,020.37)        9,409.03
------------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
23    PROFESSIONAL FEES                                                                 15,000.00                       15,000.00
------------------------------------------------------------------------------------------------------------------------------------
24    U.S. TRUSTEE FEES                                                                                 3,750.00
------------------------------------------------------------------------------------------------------------------------------------
25    OTHER (ATTACH LIST)                                                                               4,229.26
------------------------------------------------------------------------------------------------------------------------------------
26    TOTAL REORGANIZATION EXPENSES                                        0.00         15,000.00       7,979.26        22,979.26
------------------------------------------------------------------------------------------------------------------------------------
27    INCOME TAX
------------------------------------------------------------------------------------------------------------------------------------
28    NET PROFIT (Loss)                                              (73,310.28)       (92,344.29)     22,336.53      (143,318.04)
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                       Monthly Operating Report

      ----------------------------------------------------
      CASE NAME:   LIFELINE HOME HEALTH SERVICES, INC.        ACCRUAL BASIS - 2
      ----------------------------------------------------
                                                              Page 2 of 2
      ----------------------------------------------------
      CASE NUMBER:     02-47981-DML
      ----------------------------------------------------

                                                          Jan. 2003      Feb. 2003      Mar. 2003
Line 13 Other
      Telephone                                            8,873.02       5,238.80       6,149.78
      Penalties                                            6,611.05       6,176.45       6,186.45
      Professional liability insurance                     7,465.34       3,115.92       3,115.92
      Bank charges                                         2,390.62       1,882.28       1,826.69
      Answering service                                      700.16         189.44         405.94
      Office supplies                                      1,252.03       2,660.22       4,895.81
      Repairs and maintenance                              6,615.37       1,098.68       1,951.75
      Utilities                                            1,373.21       1,544.75         789.27
      Postage                                                915.09       1,051.40       1,501.47
      Miscellaneous expense                                 (436.51)
      Computer software and supplies                       3,507.94       2,073.82       2,127.08
      Auto insurance
      Consultants                                          3,500.00         225.00
      Equipment Rent/Lease                                 4,644.89       2,100.88       1,932.56
      Property taxes                                         774.12
      Dues and subscriptions                                                               457.00
      Emploee recruitment                                                                  369.14
      Continuing education                                   189.00         186.90
         Total Other Operating Disbursements              48,375.33      27,544.54      31,708.86



Note to March Income Statement

          Several adjustments were made to the Income Statement for the month of March 2003. These adjustments relate to expense items that were booked during January and February of 2003 that either (1) were erroneously booked or (2) should not have been booked due to the bankruptcy proccedings. Rather than restating the January and February Monthly
          Operating Reports, the net result of the adjustments were booked during this month.

          The schedule below reverses these adjustments in order to present a normalized view of the results of the operations of Lifeline Home
          Health Services, Inc. for the month of March 2003

      Net Income per Income Statement for March 2003                                    22,336.53

      Reverse rent expense for the Phoenix Group Corporation
        that was incorrectly booked to Lifeline
        Home Health Services, Inc.:
           December 2002                                                 (5,871.00)
           January 2003                                                 (10,549.00)
           February 2003                                                (10,549.00)
                                                                        ----------
                                                                                       (26,969.00)
      Add back rent expense booked for December and January
        that has been forgiven by landlord
           December 2002                                                  5,322.00
           January 2003                                                   9,559.00
                                                                          --------
                                                                                        14,881.00
      Reverse interest expense related to Bank One note
        that should not have been accrued during
        bankruptcy proceedings
           January 2003                                                  (7,450.82)
           February 2003                                                 (6,626.03)
                                                                         ---------
                                                                                       (14,076.85)
                                                                                       ----------

      Net Income (Loss) as Revised for March for Lifeline Home Health Services, Inc.    (3,828.32)

      Net Inomce for March for Lifeline Managed Home Care, Inc. (see separate          (39,153.92)
                                                                                       ----------
      Monthly Operating Report
      Net Income as Revised for March for Lifeline Home Health Services, Inc.
           and Lifeline Managed Home Care, Inc.                                         35,325.60

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
CASE NAME:       LIFELINE HOME HEALTH SERVICES, INC.         ACCRUAL BASIS - 3
--------------------------------------------------------------------------------
CASE NUMBER:     02-47981-DML
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                          MONTH            MONTH            MONTH              QUARTER
DISBURSEMENTS                                            Jan. 2003        Feb. 2003          Mar. 23             TOTAL
------------------------------------------------------------------------------------------------------------------------------------
1      CASH - BEGINNING OF MONTH                         (48,546.19)      22,086.12          14,779.42          (48,546.19)
------------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
2      CASH SALES
------------------------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
------------------------------------------------------------------------------------------------------------------------------------
3      PREPETITION                                                                                                    0.00
------------------------------------------------------------------------------------------------------------------------------------
4      POSTPETITION                                      616,396.75      437,114.36         517,587.05        1,571,098.16
------------------------------------------------------------------------------------------------------------------------------------
5      TOTAL OPERATING RECEIPTS                          616,396.75      437,114.36         517,587.05        1,571,098.16
------------------------------------------------------------------------------------------------------------------------------------
NON-OPERATING RECEIPTS
------------------------------------------------------------------------------------------------------------------------------------
6      LOANS & ADVANCES (ATTACH LIST)
------------------------------------------------------------------------------------------------------------------------------------
7      SALE OF ASSETS
------------------------------------------------------------------------------------------------------------------------------------
8      OTHER (ATTACH LIST)--  COBRA Payments               3,505.61        3,749.26           5,810.86           13,165.73
------------------------------------------------------------------------------------------------------------------------------------
9      NON OPERATING RECEIPTS                                100.00        3,749.26           5,810.86           13,165.73
------------------------------------------------------------------------------------------------------------------------------------
10     TOTAL RECEIPTS                                    620,002.36      440,863.62         523,397.91        1,584,263.89
------------------------------------------------------------------------------------------------------------------------------------
11     TOTAL CASH AVAILABLE                              571,456.17      462,949.74         538,177.33        1,535,717.70
------------------------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
------------------------------------------------------------------------------------------------------------------------------------
12     NET PAYROLL                                       298,118.66      216,397.06         250,681.20          765,196.92
------------------------------------------------------------------------------------------------------------------------------------
13     PAYROLL TAXES PAID                                113,136.18       91,912.42          88,123.18          293,171.78
------------------------------------------------------------------------------------------------------------------------------------
14     SALES, USE & OTHER TAXES PAID
------------------------------------------------------------------------------------------------------------------------------------
15     SECURED / RENTAL/ LEASES                           22,536.88       13,747.65           9,405.56           45,690.09
------------------------------------------------------------------------------------------------------------------------------------
16     UTILITIES                                           1,093.99        1,952.08             669.09            3,715.16
------------------------------------------------------------------------------------------------------------------------------------
17     INSURANCE
------------------------------------------------------------------------------------------------------------------------------------
18     INVENTORY PURCHASES
------------------------------------------------------------------------------------------------------------------------------------
19     VEHICLE EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
20     TRAVEL
------------------------------------------------------------------------------------------------------------------------------------
21     ENTERTAINMENT
------------------------------------------------------------------------------------------------------------------------------------
22     REPAIRS & MAINTENANCE                                               1,574.98           1,521.99           3,096.97
------------------------------------------------------------------------------------------------------------------------------------
23     SUPPLIES
------------------------------------------------------------------------------------------------------------------------------------
24     ADVERTISING                                            50.00          598.50                                648.50
------------------------------------------------------------------------------------------------------------------------------------
25     OTHER (ATTACH LIST)                               114,434.34       121,987.63        108,897.69         345,319.66
------------------------------------------------------------------------------------------------------------------------------------
26     TOTAL OPERATING DISBURSEMENTS                     549,370.05       448,170.32        459,298.71       1,456,839.08
------------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
27     PROFESSIONAL FEES
------------------------------------------------------------------------------------------------------------------------------------
28     U.S. TRUSTEE FEES
------------------------------------------------------------------------------------------------------------------------------------
29     OTHER (ATTACH LIST)
------------------------------------------------------------------------------------------------------------------------------------
30     TOTAL REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
31     TOTAL DISBURSEMENTS                               549,370.05       448,170.32        459,298.71       1,456,839.08
------------------------------------------------------------------------------------------------------------------------------------
32     NET CASH FLOW                                      70,632.31        (7,306.70)        64,099.20         127,424.81
------------------------------------------------------------------------------------------------------------------------------------
33     CASH - END OF MONTH                                22,086.12        14,779.42         78,878.62          78,878.62
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                       Monthly Operating Report

      ----------------------------------------------------
      CASE NAME:   LIFELINE HOME HEALTH SERVICES, INC.        ACCRUAL BASIS - 3
      ----------------------------------------------------
                                                              Page 2 of 2
      ----------------------------------------------------
      CASE NUMBER:     02-47981-DML
      ----------------------------------------------------


                                                             Jan. 2003       Feb. 2003      Mar. 2003
      Line 25 Other Operating Disbursements
           401(k) remittance                                  1,450.33        8,281.50      10,617.90
           Answering Service                                                    645.14         405.94
           Bank Fees                                          2,742.42          696.40         153.60
           Bank One Adequate Protection Pymt                 15,245.00        7,622.50       7,622.50
           CBA Home Improvements                                899.80
           Computer Supplies/Services                                         1,730.00       1,749.95
           Conferences                                          589.00           60.00
           Contract Labor                                    19,964.56       20,368.56      14,760.04
           Courier                                               68.00
           Employee Background Checks                            28.00           11.00           2.00
           Expense Reimbursements                             4,043.79        2,021.03       6,827.77
           Insurance                                          4,615.32        2,620.80       2,496.00
           Internet Service                                     404.79
           Marketing                                                            432.95
           Medical Consultant                                                 1,500.00
           Medical Insurance                                 33,852.05       39,468.19      39,643.45
           Medical Supplies                                   4,668.11        3,573.07       3,000.00
           Medical Waste Mgt                                    151.91           19.67          19.67
           Medicare Reimbursements                            8,775.00        8,775.00       8,775.00
           Motel for employee                                   167.24
           Office Supplies                                    5,461.30          358.59       3,932.10
           Pagers                                               672.74          254.72         247.72
           Payroll Corrections                                3,290.79
           Petty Cash                                                           489.08
           Postage                                            1,234.42          748.00       1,035.54
           Printing/Reproduction                                                             2,543.13
           Professional Fees                                                 15,000.00
           State unemploymnet taxes
           Telephone                                          5,463.27        7,108.36       4,413.12
           Wiring
           Misc expenses                                        646.50          203.07         652.26
                                                       -----------------------------------------------
                                                            114,434.34      121,987.63     108,897.69

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
CASE NAME:       LIFELINE HOME HEALTH SERVICES, INC.         ACCRUAL BASIS - 4
--------------------------------------------------------------------------------
CASE NUMBER:     02-47981-DML

-------------------------------------------------------------------------------------------------------------------
                                                       SCHEDULE        MONTH          MONTH            MONTH
ACCOUNTS RECEIVABLE AGING                              AMOUNT          Jan. 2003        Feb. 2003     Mar. 2003
-------------------------------------------------------------------------------------------------------------------
  1   0 - 30                                                            137,949.17       84,120.29     76,644.52
-------------------------------------------------------------------------------------------------------------------
  2   31 - 60                                                           149,644.45      186,807.38    136,420.25
-------------------------------------------------------------------------------------------------------------------
  3   61 - 90                                                           125,245.58      118,277.08    125,559.61
-------------------------------------------------------------------------------------------------------------------
  4   91+                                                               412,684.37      412,728.20    463,552.89
-------------------------------------------------------------------------------------------------------------------
  5   TOTAL ACCOUNTS RECEIVABLE                       855,457.35        825,523.57      801,932.95    802,177.27
-------------------------------------------------------------------------------------------------------------------
  6   AMOUNT CONSIDERED UNCOLLECTIBLE
-------------------------------------------------------------------------------------------------------------------
  7   ACCOUNTS RECEIVABLE (NET)                       855,457.35        825,523.57      801,932.95    802,177.27
-------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
AGING OF POST PETITION TAXES & PAYABLES                                          MONTH:  MARCH 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       0 - 30     31 - 60     61 - 90       91+
-----------------------------------------------------------------------------------------------------------------------------------
TAXES  PAYABLES                                                         DAYS       DAYS         DAYS        DAYS          TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
1       FEDERAL                                                         None        None        None      678,779.37    678,779.37
-----------------------------------------------------------------------------------------------------------------------------------
2       STATE
-----------------------------------------------------------------------------------------------------------------------------------
3       LOCAL
-----------------------------------------------------------------------------------------------------------------------------------
4       OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------------------------
5       TOTAL TAXES PAYABLE                                            None        None        None      678,779.37    678,779.37
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
6       ACCOUNTS PAYABLE                                                 None       None         None         None      None
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
STATUS OF POST PETITION TAXES                                                              MONTH: MARCH 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               AMOUNT
                                                                                BEGINNING     WITHHELD
                                                                                  TAX          AND/OR           AMOUNT   ENDING TAX
FEDERAL                                                                         LIABILITY*     ACCRUED           PAID     LIABILITY
-----------------------------------------------------------------------------------------------------------------------------------
1       WITHHOLDING **  (1)                                                      None          85,910.18       85,910.18    None
-----------------------------------------------------------------------------------------------------------------------------------
2       FICA-EMPLOYEE **  (1)                                                    None             (1)              (1)      None
-----------------------------------------------------------------------------------------------------------------------------------
3       FICA-EMPLOYER **  (1)                                                    None             (1)              (1)      None
-----------------------------------------------------------------------------------------------------------------------------------
4       UNEMPLOYMENT  (1)                                                        None            None             None      None
-----------------------------------------------------------------------------------------------------------------------------------
5       INCOME  (2)                                                              None            None             None      None
-----------------------------------------------------------------------------------------------------------------------------------
6       OTHER (ATTACH LIST)                                                      None            None             None      None
-----------------------------------------------------------------------------------------------------------------------------------
7       TOTAL FEDERAL TAXES                                                      None          85,910.18      85,910.18     None
-----------------------------------------------------------------------------------------------------------------------------------
STATE & LOCAL
-----------------------------------------------------------------------------------------------------------------------------------
8       WITHHOLDING (1)                                                          None            None             None      None
-----------------------------------------------------------------------------------------------------------------------------------
9       SALES (3)                                                                None            None             None      None
-----------------------------------------------------------------------------------------------------------------------------------
10      EXCISE (4)                                                               None            None             None      None
-----------------------------------------------------------------------------------------------------------------------------------
11      UNEMPLOYMENT  (1)                                                        None            None             None      None
-----------------------------------------------------------------------------------------------------------------------------------
12      REAL PROPERTY (5)                                                        None            None             None      None
-----------------------------------------------------------------------------------------------------------------------------------
13      PERSONAL PROPERTY                                                      6,029.46          None             None     6,029.46
-----------------------------------------------------------------------------------------------------------------------------------
14      OTHER (ATTACH LIST)                                                      None            None             None      None
-----------------------------------------------------------------------------------------------------------------------------------
15      TOTAL STATE & LOCAL                                                    6,029.46          None             None     6,029.46
-----------------------------------------------------------------------------------------------------------------------------------
16      TOTAL TAXES                                                            6,029.46        85,910.18      85,910.18    6,029.46
-----------------------------------------------------------------------------------------------------------------------------------
 *   The beginning tax liability should represent the liability from the prior month or if this is the first operating report, the amount should be zero.
 **  Attach photocopies of IRS Form 6123 of your FTD coupon and payment receipt to verify payment or deposit
 (1) Amount on Line 1 also includes "FICA-Employee"  and "FICA-Employer"
 (2) Debtor files a consolidated IRS Form 1120 with its parent, The Phoenix Group Corporation. For the calendar year ending
     December 31, 2001 (filed 9-15-02), the  consolidated group reports a net operating loss carryforward of $48,302,006.
 (3) Debtor's activities are not subject to state sales taxes.
 (4) Debtor's activities are not subject to excise taxes.
 (5) Debtor owns no real property.
===================================================================================================================================

-------------------------------------------------------------------------------
                                                        Monthly Operating Report

CASE NAME:        LIFELINE HOME HEALTH SERVICES, INC.         ACCRUAL BASIS - 5
-------------------------------------------------------------------------------
CASE NUMBER:     02-47981-DML

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investments accounts, money market accounts, certificates of deposit, government obligations, etc.

Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                -----------------------------------------------------------
                                                     MONTH:            MONTH:             MONTH:
                                                March 1, 2003    March 1, 2003  March 1, 2003
                                                thru March 31,    thru March 31,  thru March 31,
                                                       2003              2003               2003
------------------------------------------------------------------------------------------------------------------------------------
BANK RECONCILIATIONS                             ACCOUNT #1             ACCOUNT #2      (see schedule below)
-----------------------------------------------------------------------------------------------------------------------------------
A    BANK:                                       Wells Fargo           Wells Fargo      (see schedule below)
-----------------------------------------------------------------------------------------------------------------------------------
B    ACCOUNT NUMBER:                             4950029249            4950029231       (see schedule below)       TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
C    PURPOSE: (TYPE)                             Operating (1)         Payroll (2)      (see schedule below)
-----------------------------------------------------------------------------------------------------------------------------------
1    BALANCE PER BANK STATEMENT                      0.00                0.00                222,871.61                 222,871.61
-----------------------------------------------------------------------------------------------------------------------------------
2    ADD: TOTAL DEPOSITS NOT CREDITED                0.00                0.00                      0.00                        0.00
-----------------------------------------------------------------------------------------------------------------------------------
3    SUBTRACT: OUTSTANDING CHECKS                  176.40              815.26                145,001.33                  145,992.99
-----------------------------------------------------------------------------------------------------------------------------------
4    OTHER RECONCILING ITEMS                                                                       0.00      Petty Cash        0.00
-----------------------------------------------------------------------------------------------------------------------------------
5    MONTH END BALANCE PER BOOKS                  (176.40)            (815.26)                77,870.28                   76,878.62
-----------------------------------------------------------------------------------------------------------------------------------
6    NUMBER OF LAST CHECK WRITTEN              1000166                104163                   N/A
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
BANK, ACCOUNT NAME &  NUMBER:                                         DATE OF           TYPE OF       PURCHASE    CURRENT
                                                                      PURCHASE         INSTRUMENT      PRICE       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
7    [None]
-----------------------------------------------------------------------------------------------------------------------------------
8
-----------------------------------------------------------------------------------------------------------------------------------
9
-----------------------------------------------------------------------------------------------------------------------------------
10
-----------------------------------------------------------------------------------------------------------------------------------
11   TOTAL INVESTMENT                                                                                                 None
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CASH
-----------------------------------------------------------------------------------------------------------------------------------
12   CURRENCY ON HAND                                                                                                 None
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
13   TOTAL CASH - END OF MONTH                                                                                        14,779.42
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------      MONTH:         MONTH:             MONTH:
Supplementary Bank Reconciliation Schedule  March 1, 2003    March 1, 2003     March 1, 2003
------------------------------------------- thru March 31,   thru March 31,    thru March 31,
                                                   2003         2003               2003
----------------------------------------------------------------------------------------------------------------------------
     BANK RECONCILIATIONS                       ACCOUNT #3      ACCOUNT #4       ACCOUNT #5
----------------------------------------------------------------------------------------------------------------------------
      A  BANK:                                 Wells Fargo       Bank One         Bank One                     TOTAL
----------------------------------------------------------------------------------------------------------------------------
      B  ACCOUNT NUMBER:                        4950026815       639263383        639263391
----------------------------------------------------------------------------------------------------------------------------
      C  PURPOSE: (TYPE)                       Treasury (3)      Operating         Payroll
----------------------------------------------------------------------------------------------------------------------------
      1  BALANCE PER BANK STATEMENT               176,657.80         36,550.76        9,663.05                222,871.61
----------------------------------------------------------------------------------------------------------------------------
      2  ADD: TOTAL DEPOSITS NOT CREDITED                                 0.00            0.00                     0.00
----------------------------------------------------------------------------------------------------------------------------
      3  SUBTRACT: OUTSTANDING CHECKS                                13,760.69      131,240.64               145,001.33
----------------------------------------------------------------------------------------------------------------------------
      4  OTHER RECONCILING ITEMS                        0.00                                                       0.00
----------------------------------------------------------------------------------------------------------------------------
      5  MONTH END BALANCE PER BOOKS              176,657.80         22,790.07     (121,577.59)               77,870.28
----------------------------------------------------------------------------------------------------------------------------
      6  NUMBER OF LAST CHECK WRITTEN              N/A               1246          100743
----------------------------------------------------------------------------------------------------------------------------

(1) This checking account is a zero-balance account that is funded from Wells Fargo account #4496883083
(2) This checking account is a zero-balance account that is funded from Wells Fargo account #4496883083
(3) This checking account is a master account for the two preceding checking accounts. This account funds the other accounts on an as-needed basis.

================================================================================
                                                        Monthly Operating Report
--------------------------------------------------------------------------------
CASE NAME:        LIFELINE HOME HEALTH SERVICES, INC.         ACCRUAL BASIS - 6
--------------------------------------------------------------------------------
CASE NUMBER:     02-47981-DML
--------------------------------------------------------------------------------

                                                             MONTH:MARCH 2003
--------------------------------------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------------------------------------------

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in section 101 (31) (a)-(f) of the U.S. Bankruptcy Code) and to professionals. Also, for payments to insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.) attach additional sheets if necessary.





------------------------------------------------------------------------------------------------------------------------------------
                                       INSIDERS
------------------------------------------------------------------------------------------------------------------------------------
                                                 TYPE OF                                   TOTAL PAID TO
                           NAME                  PAYMENT            AMOUNT PAID                DATE
------------------------------------------------------------------------------------------------------------------------------------
1                       Michael Poss            Compensation          10,416.67             37,970.44
------------------------------------------------------------------------------------------------------------------------------------
2                       Frank Yetter            Compensation                                13,225.81
------------------------------------------------------------------------------------------------------------------------------------
3
------------------------------------------------------------------------------------------------------------------------------------
4
------------------------------------------------------------------------------------------------------------------------------------
5
------------------------------------------------------------------------------------------------------------------------------------
6  TOTAL PAYMENTS TO INSIDERS                                                               51,196.25
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    PROFESSIONALS
------------------------------------------------------------------------------------------------------------------------------------
                                       DATE OF COURT
                                          ORDER                                                   TOTAL
                                       AUTHORIZING    AMOUNT         AMOUNT     TOTAL PAID     INCURRED &
           NAME                         PAYMENT      APRROVED         PAID         TO DATE        UNPAID*
------------------------------------------------------------------------------------------------------------------------------------
1       Adorno & Yoss                                                             15,000.00      15,000.00
------------------------------------------------------------------------------------------------------------------------------------
2       Simon, Warner & Doby, LLP                                                 55,000.00      40,000.00
------------------------------------------------------------------------------------------------------------------------------------
3
------------------------------------------------------------------------------------------------------------------------------------
4
------------------------------------------------------------------------------------------------------------------------------------
5
------------------------------------------------------------------------------------------------------------------------------------
6  TOTAL PAYMENTS TO PROFESSIONALS         None         None          None         70,000.00     70,000.00
------------------------------------------------------------------------------------------------------------------------------------

*    Include all fees incurred both approved and unapproved

-----------------------------------------------------------------------------------------------------------------------------------
                      Postpetition status of secured notes, leases payable and adequate protection payments
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                        SCHEDULED
                                                         MONTHLY            AMOUNTS PAID       TOTAL UNPAID
                  NAME OF CREDITOR                       PAMOUNTS           DURING MONTH       POSTPETITION
-----------------------------------------------------------------------------------------------------------------------------------
 1  Bank One                                             7,622.50              15,245.00           None
-----------------------------------------------------------------------------------------------------------------------------------
 2  Medicare Fund                                        8,775.00               8,775.00           None
-----------------------------------------------------------------------------------------------------------------------------------
 3  Equity Ofice Properties (Ft. Worth Office)             306.58                 306.58           None
-----------------------------------------------------------------------------------------------------------------------------------
 4  Kyocera Mita                                         1,624.58               1,624.58           None
-----------------------------------------------------------------------------------------------------------------------------------
 5
-----------------------------------------------------------------------------------------------------------------------------------
 6  TOTAL
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

--------------------------------------------------------------------------------
CASE NAME:        LIFELINE HOME HEALTH SERVICES, INC.         ACCRUAL BASIS - 7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CASE NUMBER:     02-47981-DML
--------------------------------------------------------------------------------
                                                            MONTH:MARCH 2003

--------------------------------------------------------------------------------
Questionnaire
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       YES                  NO
------------------------------------------------------------------------------------------------------------------------------------
1   Have any assets been sold or transferred outside the normal course of business this
    reporting period?                                                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
2   Have any funds been disbursed from any account other than a debtor in possession account?                                 X
------------------------------------------------------------------------------------------------------------------------------------
3   Are any post petition receivables (accounts, notes, or loans) due from related parties?                                   X
------------------------------------------------------------------------------------------------------------------------------------
4   Have any payments been made on petition liabilities this reporting period?                                                X
------------------------------------------------------------------------------------------------------------------------------------
5   Have any postpetition loans been received by the debtor from any party?                                                   X
------------------------------------------------------------------------------------------------------------------------------------
6   Are any postpetition payroll taxes due?                                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
7   Are any postpetition state or federal income taxes past due?                                                              X
------------------------------------------------------------------------------------------------------------------------------------
8   Are any postpetition real estate taxes past due?                                                                          X
------------------------------------------------------------------------------------------------------------------------------------
9   Are any postpetition taxes past due?                                                                                      X
------------------------------------------------------------------------------------------------------------------------------------
10  Are any amounts owed to postpetition creditors delinquent?                                                                X
------------------------------------------------------------------------------------------------------------------------------------
11  Have any prepetition taxes been paid during the reporting period?                                                         X
------------------------------------------------------------------------------------------------------------------------------------
12  Are any wage payments past due?                                                                                           X
------------------------------------------------------------------------------------------------------------------------------------

If the answer to any of the above any of the above questions is "yes" provide a etailed explanation of each item. Attach additional sheets if necessary.

------------------------------------------------------------------------------------------------------------------------------------
Insurance
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       YES                  NO
------------------------------------------------------------------------------------------------------------------------------------
1  Are workers compensation, general liability, and other       See explanation below
   necessary insurance coverage's in effect?
------------------------------------------------------------------------------------------------------------------------------------
2  Are all premium payments paid current?                                                               X
------------------------------------------------------------------------------------------------------------------------------------
3  Please itemize policies below
------------------------------------------------------------------------------------------------------------------------------------

If the answer to any of the above any of the above questions is "no," or if any policies have been cancelled or not renewed during this reporting period,  provide an explanation below.  Attach additional sheets if necessary.

Debtor does not maintain workers compensation coverage.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                             INSTALLMENT PAYMENTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Payment Amount
Type of Policy                                                                  Carrier              Period Covered     & Frequency
-----------------------------------------------------------------------------------------------------------------------------------
  General liability and professional liability                                  Chicago Insurance     7/16/2002 to
                                                                                Companies             7/16/2003
-----------------------------------------------------------------------------------------------------------------------------------
  Casualty insurance for tangible assets                                        [Currently in negotiations for renewal]
-----------------------------------------------------------------------------------------------------------------------------------
  Workers compensation insurance and unemployment insurance                     None
-----------------------------------------------------------------------------------------------------------------------------------